UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2017

Anika Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

____________________

Massachusetts	000-21326	04-3145961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

32 Wiggins Avenue, Bedford, MA 01730

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 781-457-9000

(Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

The Audit Committee (the “Committee”) of the Board of Directors of Anika Therapeutics, Inc. (the “Company”) recently conducted a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. As a result of this process, on April 24, 2017, the Committee dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2017 with the Securities and Exchange Commission (“SEC”). On April 24, 2017, the Committee also approved the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The appointment of Deloitte will also become effective immediately following the filing of the Company’s Quarterly Report on Form 10-Q for the three-month period ended March 31, 2017.

The reports of PwC on the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2016 and 2015, and in the subsequent interim period through April 24, 2017, there were: (a) no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their reports on the consolidated financial statements for such years; and (b) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided a copy of the foregoing disclosures to PwC and requested that PwC furnish it with a letter addressed to the SEC stating whether PwC agrees with the above statements. A copy of PwC’s letter, dated April 27, 2017, is filed as Exhibit 16.1 to this Form 8-K.

During the two most recent fiscal years and in the subsequent interim period through April 24, 2017, neither the Company nor anyone on its behalf has consulted with Deloitte with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or a reportable event, each as described in Regulation S-K Item 304(a)(1)(v).

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

16.1       Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant dated April 27, 2017.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Dated: April 28, 2017	By:	/s/ Sylvia Cheung
Sylvia Cheung
Chief Financial Officer

Exhibit Index

16.1	Letter from PricewaterhouseCoopers LLP regarding change in certifying accountant dated April 27, 2017.